UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
__________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 23, 2025, Kevin Jacobsen, Executive Vice President – Chief Financial Officer of The Clorox Company (the “Company”), provided notice of his intention to retire from the Company effective April 1, 2025, following nearly 30 years of service. Mr. Jacobsen will continue in an advisory capacity at the Company until June 2025.

(c) On January 23, 2025, the Management Development and Compensation Committee (the “MDCC”) of the Board of Directors of the Company appointed Luc Bellet, age 46, to be Executive Vice President – Chief Financial Officer, effective April 1, 2025.

Mr. Bellet is currently the Company’s Vice President – Treasurer, a position he has held since October 2023. Prior to this role, Mr. Bellet served as Vice President – Financial Planning & Analysis from April 2018 to October 2023. Mr. Bellet joined the Company in 2006 and has held a number of senior leadership roles in the Company’s financial organization over the years, including in internal audit, Global Product Supply and various business units.

In connection with Mr. Bellet’s appointment, on January 23, 2025, the MDCC approved an increase in Mr. Bellet’s base salary to $725,000 and an increase in his short-term incentive target from 50% to 100% of his salary, effective as of April 1, 2025. In addition, on April 1, 2025, Mr. Bellet will receive a grant of restricted stock units that have an aggregate fair value of $400,000, which will vest over four years, and performance shares with an aggregate target fair value of $600,000 and a three-year performance period ending June 30, 2027.

Mr. Bellet has no familial relationships nor related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)) in connection with his appointment described above.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the future Chief Financial Officer changes is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 28, 2025 of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	January 28, 2025	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal Officer

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